EXHIBIT 99.2

                     [CITIZENS & NORTHERN CORPORATION LOGO]

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                  Phone: (570) 724-3411   Fax: (570) 723-8097
       E-Mail: cnemail@cnbankpa.com   Web Page: http://www.cnbankpa.com
                              Stock Symbol: CZNC.OB

Chartered 1864

                                                  FEDERAL DEPOSIT INSURANCE CORP

                                QUARTERLY REPORT

DECEMBER 31, 2003

Dear Shareholder:

The year 2003 represents another very successful year for your company. Net Income increased by nearly 8.7% from 2002 to $16.257 million, or $2.00 per share. Much of the increase can be attributed to a $1.9 million increase in Security Gains on predominantly bank stocks held in both the bank and the investment company portfolios. The Interest Margin actually grew thanks to the substantial growth (+16.5%) in our outstanding loans. You may find it interesting that our continued focus on growing our commercial lending relationships coupled with our continued retail lending activity has increased loans outstanding to the highest levels as a percentage of deposits and repo sweep accounts (76%) and as a percentage of Total Assets (48.6%) that we have seen in over 30 years. Our Available-for-Sale Securities portfolio actually shrunk due to the growth in loans.

Return on Average Assets at 1.57% and Return on Average Equity at 13.30% are very comparable to last year's results of 1.59% and 13.90%. Total Assets grew by 4.7% and Deposit and Repo Sweep Accounts grew by 3.2%. As the US equity market begins to perform well, it is likely that deposit growth will be more modest as customers may begin to invest in stocks rather than bank CD's and Money Market Accounts. Trust Assets Under Management grew by over 15.5% due to strong equity value growth and due to the sales efforts of our Trust and Financial Management Group. We believe that as we enter the Williamsport/Lycoming County market in 2004 with the opening of our new Market Street office, there will be increasing opportunities for substantial growth in Assets Under Management, Deposits and Loans.

The Board of Directors declared both a 1% Stock Dividend and a 22 cent cash dividend for the fourth quarter. Total per share dividends paid for the year were 85 cents, an increase of 9.92% over 2002. The market value of a share of our stock closed the year at $27.00 up nearly 32% as compared to the last trade in 2002.

Shareholders' Equity as a percentage of Average Assets increased slightly to 10.73%, and Nonperforming Loans as a percentage of Total Assets decreased slightly to 0.11%. Our loan portfolio quality has allowed us to reduce the Allowance for Loan Losses to 1.16% of Total Loans. All in all, your company continues to be strong, growing and profitable.

Our Lycoming County Trust and Financial Management and Commercial Lending staffs should be occupying their new offices in our Market Street facility before the end of January. It is our hope to have the full service branch at that location opened before the end of the first quarter. We are exploring and identifying other potential branch sites in Lycoming County and would like to begin construction of at least one more office in that market before the end of 2004.

Our Core Software System search continues and we should arrive at a decision before the end of the first quarter of 2004. Training, conversion and implementation will require a significant amount of time and planning to do the job properly.

It is a pleasure to report that the people of C&N unceasingly impress and awe me with their talent, commitment and dedication. We have a wonderful team of employees whose focus is on our clients and on serving the best interests of C&N. Thank you for your continued support. We will strive to exceed the expectations of our customers, communities and shareholders.


                                     Craig G. Litchfield
                                     Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION

                               BOARD OF DIRECTORS

                 Craig G. Litchfield Chairman of the Board
            Dennis F. Beardslee                 Leo F. Lambert
            R. Robert DeCamp                    Edward L. Learn
            Jan E. Fisher                       Edward H. Owlett, III
            R. Bruce Haner                      Leonard Simpson
            Susan E. Hartley                    James E. Towner
            Karl W. Kroeck                      Ann M. Tyler

                                DIRECTORS EMERITI
            J. Robert Bower                     F. David Pennypacker
            Lawrence F. Mase                    Donald E. Treat

                                    OFFICERS
            Craig G. Litchfield      Chairman, President and Chief Executive
                                     Officer
            Mark A. Hughes           Treasurer
            Kathleen M. Osgood       Corporate Secretary

                            CITIZENS & NORTHERN BANK

                                     OFFICES
428 S. Main Street, ATHENS, PA 18810                           570-888-2291
111 Main Street, DUSHORE, PA 18614                             570-928-8124
Main Street, EAST SMITHFIELD, PA 18817                         570-596-3131
104 Main Street, ELKLAND, PA  16920                            814-258-5111
102 E. Main Street, KNOXVILLE, PA 16928                        814-326-4151
Main Street, LAPORTE, PA 18626                                 570-946-4011
Main Street, LIBERTY, PA 16930                                 570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933                       570-662-1111
Route 220, MONROETON, PA 18832                                 570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756                          570-546-6666
Thompson Street, RALSTON, PA 17763                             570-995-5421
503 N. Elmira Street, SAYRE, PA 18840                          570-888-2220
41 Main Street, TIOGA, PA 16946                                570-835-5236
428 Main Street, TOWANDA, PA 18848                             570-265-6171
Court House Square, TROY, PA 16947                             570-297-2159
90-92 Main Street, WELLSBORO, PA 16901                         570-724-3411
Route 6, WYSOX, PA 18854                                       570-265-9148

                     TRUST & FINANCIAL MANAGEMENT GROUP
90-92 Main Street, Wellsboro, PA 16901                         800-487-8784
428 Main Street, Towanda, PA 18848                             888-987-8784
428 S. Main St., Athens, PA 18810                              888-760-8192
3461 Rte 405 Highway, Muncy, PA 17756                          570-546-6666

                              ACCOUNT SERVICES
90-92 Main St, Wellsboro, PA 16901                             800-726-2265

                              BANKCARD SERVICES
11822 Route 6, Wellsboro PA 16901                              800-676-6639

                              INTERNET BANKING
90-92 Main St., Wellsboro, PA 16901                            570-724-0266
                              www.cnbankpa.com

                     C&N FINANCIAL SERVICES CORPORATION
68 Main Street, Wellsboro, PA                                  866-ASK-CNFS
                         www.cnfinancialservices.com

CITIZENS & NORTHERN CORPORATION
CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)


                                                     3 MONTHS ENDED                         12 MONTHS ENDED
                                                         DECEMBER                               DECEMBER
                                             ------------------------------          ------------------------------
                                                2003                2002               2003                 2002
                                              (CURRENT)          (PRIOR YR)          (CURRENT)           (PRIOR YR)
                                             ----------          ----------          ----------          ----------
Interest and Dividend Income                 $   13,797          $   14,445          $   55,223          $   57,285

Interest Expense                                  5,550               6,579              23,537              26,315
                                             ----------          ----------          ----------          ----------

Interest Margin                                   8,247               7,866              31,686              30,970

Provision for Loan Losses                           250                 300               1,100                 940
                                             ----------          ----------          ----------          ----------
Interest Margin After Provision for
  Loan Losses                                     7,997               7,566              30,586              30,030

Other Income                                      1,722               1,614               6,595               6,624

Realized Gains on Securities, Net                 1,510                 392               4,799               2,888

Other Expenses                                    5,890               5,185              22,114              20,849
                                             ----------          ----------          ----------          ----------

Income Before Income Tax Provision                5,339               4,387              19,866              18,693

Income Tax Provision                                992                 796               3,609               3,734
                                             ----------          ----------          ----------          ----------
NET INCOME                                   $    4,347          $    3,591          $   16,257          $   14,959
                                             ==========          ==========          ==========          ==========
PER SHARE DATA (**):
Net Income - Basic                           $     0.54          $     0.44          $     2.01          $     1.85
Net Income - Diluted                         $     0.53          $     0.44          $     2.00          $     1.84
Dividend Per Share                           $     0.22          $     0.20          $     0.85          $   0.7733
Number Shares Used in Computation -
  Basic                                       8,093,068           8,087,217           8,089,753           8,089,266
Number Shares Used in Computation -
  Diluted                                     8,151,248           8,114,524           8,138,468           8,111,154


CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)
(Unaudited)

                                                   DEC. 31,             DEC. 31,
                                                     2003                2002
                                                  ----------          ----------
ASSETS
Cash & Due from Banks                             $   15,171          $   14,900
Available-for-Sale Securities                        483,032             512,175
Loans, Net                                           518,800             445,356
Other Assets                                          49,825              46,337
                                                  ----------          ----------
TOTAL ASSETS                                      $1,066,828          $1,018,768
                                                  ==========          ==========

LIABILITIES
Deposits                                          $  658,065          $  640,304
Repo Sweep Accounts                                   23,363              20,218
                                                  ----------          ----------
     Total Deposits and Repo Sweeps                  681,428             660,522
Borrowed Funds                                       249,590             231,631
Other Liabilities                                     10,467              10,778
                                                  ----------          ----------
TOTAL LIABILITIES                                    941,485             902,931
                                                  ----------          ----------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net
Unrealized Gains/Losses on Available-for sale
  Securities                                         113,306             103,691
Net Unrealized Gains/Losses on
  Available-for-sale Securities (*)                   12,037              12,146
                                                  ----------          ----------
TOTAL SHAREHOLDERS' EQUITY                           125,343             115,837
                                                  ----------          ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          $1,066,828          $1,018,768
                                                  ==========          ==========



CITIZENS & NORTHERN CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)


                                                         12 MONTHS ENDED
                                                             DECEMBER                          %
                                                 -------------------------------            INCREASE
                                                     2003                2002              (DECREASE)
                                                 -----------         -----------          -----------
EARNINGS PERFORMANCE
Net Income                                       $    16,257         $    14,959            8.68%
Return on Average Assets                                1.57%               1.59%          -1.26%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities(***)                 1.60%               1.61%          -0.62%
Return on Average Equity                               13.30%              13.90%          -4.32%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities(***)                14.93%              15.06%          -0.86%

BALANCE SHEET HIGHLIGHTS
Total Assets                                     $ 1,066,828         $ 1,018,768            4.72%

Available-for-Sale Securities                        483,032             512,175           -5.69%

Loans (Net)                                          518,800             445,356           16.49%

Allowance for Loan Losses                              6,097               5,789            5.32%

Deposits and Repo Sweep Accounts                     681,428             660,522            3.17%

Trust Assets Under Management                        329,615             285,221           15.56%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                               $      2.01         $      1.85            8.65%
Net Income - Diluted                             $      2.00         $      1.84            8.70%
Dividends                                        $      0.85         $    0.7733            9.92%
Book Value                                       $     15.48         $     14.32            8.10%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                          $     14.00         $     12.82            9.20%
Market Value (Last Trade)                        $     27.00         $     20.46           31.96%
Market Value /  Book Value                            174.42%             142.88%          22.07%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities(***)               192.86%             159.59%          20.85%
Price Earnings Multiple                                13.43               11.06           21.43%
Dividend Yield                                          3.15%               3.78%         -16.67%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities(***)                10.73%              10.68%           0.47%
Nonperforming Assets / Total Assets                     0.11%               0.12%          -8.33%
Allowance for Loan Losses / Total Loans                 1.16%               1.28%          -9.38%
Risk Based Capital Ratio                               20.61%              20.09%           2.59%

CITIZENS & NORTHERN CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)


                                                12 MONTHS ENDED
                                                    DECEMBER                          %
                                         ------------------------------            INCREASE
                                            2003                 2002             (DECREASE)
                                         ----------          ----------           ----------
AVERAGE BALANCES
Average Assets                           $1,034,720          $  943,001              9.73%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities           1,014,424             930,539              9.01%

Average Equity                              122,271             107,595             13.64%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities             108,876              99,361              9.58%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of 1% stock dividends issued in January of each year presented, and for the 3-for-2 stock split in April 2003.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.